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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (No. 333-53965, 333-51003 and 333-37013) and Forms S-8
(No. 333-92337, 333-85107, 333-80501 and 333-26015) of Eltrax Systems, Inc. of
our report dated February 28, 2000, except for Note 10, the date for which is March 14, 2000, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


PricewaterhouseCoopers LLP

Detroit, Michigan
March 27, 2000